UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 7, 2006

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

130 Waverly Street

Cambridge, Massachusetts  02139

(Address of principal executive offices) (Zip Code)

(617) 444-6100

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Vertex Pharmaceuticals Incorporated (the “Company”) is amending and restating its Current Report on Form 8-K, dated February 7, 2006, to revise the Form 8-K Items under which the information in that Current Report was provided.

Item 2.02.  Results of Operations and Financial Condition.

On February 7, 2006, the Company issued a press release titled “Vertex Pharmaceuticals Reports 2005 Financial Results.”  That press release reported the Company’s consolidated financial results for the year ended December 31, 2005.  A copy of that press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.  Other Events.

The Company completed dosing in a 28-day, Phase II clinical study of VX-950, a hepatitis C protease inhibitor for the treatment of hepatitis C virus (“HCV”) infection.

Preliminary HCV RNA results in patients for weeks 1 through 4 are as follows:

•              At the end of week 1 (day 8 of VX-950 dosing), plasma HCV RNA was below the limit of quantitation (30 IU/mL; Roche Taqman® assay) in six of the 12 patients; and undetectable (less than 10 IU/mL; Roche Taqman® assay) in two of 12 patients.

•              At the end of week 2, plasma HCV RNA was below the limit of quantitation (30 IU/mL) in 11 of 12 patients; and undetectable (less than 10 IU/mL) in three of 12 patients.

•              At the end of week 3, plasma HCV RNA was below the limit of quantitation (30 IU/mL) in 12 of the 12 patients; and undetectable (less than 10 IU/mL) in nine of 12 patients.

•              At the end of VX-950 dosing (end of week 4; day 28), plasma HCV RNA was undetectable (less than 10 IU/mL) in all 12 patients.

•              No patients showed evidence of viral breakthrough while on treatment.

The Company also completed three-month toxicology studies in animals that would support clinical studies of VX-950 of up to three months’ duration.  In connection with the announcement of the completion of these studies, the Company issued a press release titled “Vertex Successfully Completes Key Studies with VX-950 to Prepare for Next Steps in Clinical Program.”  That press release is attached to the Current Report as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in Item 2.02, above, as well as Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

Exhibit	Description of Document

99.1	Press Release of Vertex Pharmaceuticals Incorporated, dated February 7, 2006, titled “Vertex Pharmaceuticals Reports 2005 Financial Results.”

99.2	Press Release of Vertex Pharmaceuticals Incorporated, dated February 7, 2006, titled “Vertex Successfully Completes Key Studies with VX-950 to Prepare for Next Steps in Clinical Program.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: February 13, 2006	/s/ Kenneth S. Boger
Kenneth S. Boger Senior Vice President and General Counsel